Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0492%


        Excess Protection Level
        3 Month Average   5.38%
          September, 1998   4.46%
          August, 1998   6.42%
          July, 1998   5.26%


        Cash Yield                                  17.36%


        Investor Charge Offs                         5.18%


        Base Rate                                    7.71%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $39,849,511,082.92


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,219,716,564.43